Selling expenses (Tables)	12 Months Ended
Dec. 31, 2020
Disclosure of Selling expenses [Abstract]
Schedule of Selling Expenses

Amounts in US$ ‘000	2020	2019	2018
Transportation (a)	4,787	12,985	2,638
Selling taxes and other	1,057	1,128	1,385
	5,844	14,113	4,023

(a)

The increase in transportation costs in 2019 is explained primarily due to the difference in accounting for different points of sale in Colombia and costs associated with the operation of the flowline connecting Llanos 34 block to the ODL regional pipeline. Sales at the wellhead have no selling costs associated but generate lower revenue whereas transportation costs for sales to other delivery points are accounted for as selling expenses.